UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

Commission file # 333-219148

Vivic Corp.

 (Exact name of registrant as specified in its charter)

Nevada	7999	98-1353606
State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

189 E Warm Spring Rd., PMB#B450

Las Vegas, NV 89119

Tel: 702-899-0818

(Address and telephone number of registrant's executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 22, 2022, Khashing Yachts Industry (Guangdong) Limited Company, our wholly owned subsidiary in Guangzhou, China, entered into an agreement to sell and transfer its ownership in Shenzhen Ocean Way Yacht Services Co., Ltd. (“Ocean Way”), which represented 60% of the total ownership of Ocean Way, to Yuqing Qiu for a price of RMB 1.8 million Yuan. The share transfer transaction is completed on May 7, 2022

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vivic Corp.

Date:	June 10, 2022	By:	/s/ Shang-Chiai Kung
Shang-Chiai Kung
President, Chief Executive Officer, Chairman of the Board, Director Principal Executive Officer